FIRST AMENDMENT TO THE

2007 PERFORMANCE EQUITY PLAN

American Apparel, Inc., a Delaware corporation (the “Company”), hereby amends the 2007 Performance Equity Plan (the “Plan”) with this First Amendment to the Plan (this “Amendment”), effective October 27, 2008, with reference to the following:

WHEREAS, the Company maintains the Plan for the benefit of its employees, officers, directors and consultants; and

WHEREAS, the Board of Directors (the “Board”) of the Company desires to amend the Plan to require the approval of stockholders of the Company prior to any reduction of the exercise price of an outstanding Stock Option or Stock Appreciation Right.

NOW THEREFORE, the Plan is hereby amended as follows:

1.      Definitions. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Plan.

2.      Section 5 (Stock Options).  Section 5.2(j) of the Plan is hereby deleted in its entirety.

3.      Section 2.2 (Powers of Committee).  Section 2.2(g) is hereby amended in its entirety to read as follows:

“to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms; provided, however, that such authority may not be exercised without the approval of the Company's shareholders;”

4.      Effect on the Plan.  On and after the date hereof, each reference in the Plan to “the Plan”, “this Plan”, “herein”, “hereof”, “hereunder” or words of similar import shall mean and be a reference to the Plan as amended hereby.  Except as specifically amended by this Amendment, all terms and conditions of the Plan are unamended and shall remain in full force and effect, and the Plan, as amended by this Amendment, is hereby ratified and confirmed in all respects, subject to approval of this Amendment by the Board.

5.      Headings.  Headings to sections herein are inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Amendment.

 [Signature Page Follows]

IN WITNESS HEREOF, the Company has executed this Amendment to the Plan effective as of the date written above.

AMERICAN APPAREL, INC.

By:	/s/ Dov Charney
Name: Dov Charney
Title: Chairman